ACORD™ EVIDENCE OF COMMERCIAL PROPERTY INSURANCE

DATE (MM/DD/YYYY): 06/24/2009

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

PRODUCER NAME, CONTACT PERSON AND ADDRESS PHONE (A/C, NO, Ext): (404) 261-3400 FAX (A/C, No): (404) 264-3002 E-MAIL ADDRESS: Aon Risk Services South, Inc. Atlanta GA Office 3565 Piedmont Rd NE,Blg1,#700 Atlanta GA 30305 USA	COMPANY NAME AND ADDRESS — NAIC NO: 19437 Lexington Insurance Company 1200 Abernathy Road NE Bldg 600 Atlanta GA 30328 USA
CODE: SUB CODE: AGENCY CUSTOMER ID #: 570000025815	IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH
NAMED INSURED AND ADDRESS Wells Mid-Horizon Value-Added Fund I, L Attn: Brian Sammons 6200 The Corners Parkway Atlanta GA 30392 USA	LOAN NUMBER: POLICY NUMBER: 17727802 EFFECTIVE DATE: 3/1/2009 EXPIRATION DATE: 3/1/2010 CONTINUED UNTIL TERMINATED IF CHECKED: [ ]
ADDITIONAL NAMED INSURED(S)	THIS REPLACES PRIOR EVIDENCE DATED

Holder Identifier: VAF-I

Certificate No : 570035096606

PROPERTY INFORMATION (Use additional sheets if more space is required)

LOCATION/DESCRIPTION

Full Named Insured: Wells VAF-6000 Nathan Lane, LLC. LaSalle Bank National Association is Mortgagee/Loss Payee as respects its interests in referenced location.

COVERAGE INFORMATION

CAUSE OF LOSS FORM: [ ] BASIC [ ] BROAD [X] SPECIAL [ ] OTHER

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE: $100,000,000 DED: $50,000

	YES	NO				
BUSINESS INCOME / RENTAL VALUE	X		If YES,	LIMIT:	X Actual Loss Sustained # of months:12	
BLANKET COVERAGE			If YES, indicate amount of insurance on properties identified above:			
TERRORISM COVERAGE	X		Attach signed Disclosure Notice / DEC			
IS COVERAGE PROVIDED FOR "CERTIFIED ACTS" ONLY?	X		If YES,	SUB LIMIT: $100,000,000	DED:	$50,000
IS COVERAGE A STAND ALONE POLICY?			If YES,	LIMIT:	DED:	
DOES COVERAGE INCLUDE DOMESTIC TERRORISM?			If YES,	SUB LIMIT:	DED:	
COVERAGE FOR MOLD			If YES,	LIMIT:	DED:	
MOLD EXCLUSION (If "YES", specify organization's form used)	X					
REPLACEMENT COST	X					
AGREED AMOUNT	X		Expiration Date:3/1/2010			
COINSURANCE			If YES,	%		
EQUIPMENT BREAKDOWN (If Applicable)			If YES,	LIMIT:	DED:	
LAW AND ORDINANCE - Coverage for loss to undamaged portion of building	X		If YES,	LIMIT: $100,000,000	DED:	$50,000
- Demolition Costs Incr Cost of Construction	X		If YES,	LIMIT: $100,000,000	DED:	$50,000
- Incr. Cost of Construction			If YES,	LIMIT:	DED:	
EARTHQUAKE (If Applicable)	X		If YES,	LIMIT: $100,000,000	DED:	50000
FLOOD (If Applicable)	X		If YES,	LIMIT: $100,000,000	DED:	50000
WIND / HAIL (If Separate Policy)			If YES,	LIMIT:	DED:	
PERMISSION TO WAIVE SUBROGATION PRIOR TO LOSS	X					

REMARKS - Including Special Conditions (Use additional sheets if more space is required)

See attached addendum for participating carriers and sublimits. All subject to policy terms, conditions, exclusions and various other deductibles where applicable.

CANCELLATION

THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

ADDITIONAL INTEREST

NAME AND ADDRESS LaSalle Bank National Association Attn: Dylan Fant P O Box 410008 Chicago, IL 60641-0008 USA	LENDER SERVICING AGENT NAME AND ADDRESS
[X] MORTGAGEE [X] LOSS PAYEE	AUTHORIZED REPRESENTATIVE: Aon Risk Services South, Inc.

INSURED

Wells Mid-Horizon Value-Added Fund I, L
Attn: Brian Sammons
6200 The Corners Parkway
Atlanta GA 30392 USA

Program Design - March 1, 2009 - 2010

The following insurer is affording coverage in the $5,000,000 Primary Layer:

100% Lexington Insurance Company, Pol #17727802

The following insurer is affording coverage in the $10MM xs $5MM layer:

100% Federal Insurance Company, Pol # 35891290

The following insurer is affording coverage in the $10MM xs $15MM layer:

100% Lexington Insurance Company, Pol # 17727802

The following insurers are affording coverage in the $25MM xs $25MM layer:

40% American Guarantee and Liability Ins Co, Pol # XPP9382327-00
13% XL Insurance America, Pol # US00007625PR09A
10.4% CVStarr (75% Lloyd's Pol #09SSP1329926002 / 25% Steadfast Pol #CPP9192712)
10% Allianz, Pol # CLP3010209
10% Tokio Marine & Nichido Fire Insurance Company Ltd, Pol # FDP4321856
10% North American Specialty, Pol # ERX0000007-00
6.6% GEP, Pol # GEP2280

The following insurers are affording coverage in the $50MM xs $50MM layer:

40% Empire Indemnity, Pol # 900147UXI
13% XL Insurance America, Pol # US00007625PR09A
10.4% CVStarr (75% Lloyd's Pol #09SSP1329926002 / 25% Steadfast Pol #CPP9192712)
10% Allianz, Pol # CLP3010209
10% Princeton E&S, Pol # 78A3XP0000157-01
10% North American Specialty, Pol # ERX0000007-00
6.6% GEP, Pol # GEP2280

Certificate No : 570035096606

INSURED

Wells Mid-Horizon Value-Added Fund I, L
Attn: Brian Sammons
6200 The Corners Parkway
Atlanta GA 30392 USA

Program Design - March 1, 2009 - 2010

Special Causes of Loss form. Replacement Cost Valuation. Agreed Amount/Coinsurance waived.
Business Income/Rents - included in Loss Limit. Actual Loss Sustained / Extended Period of Indemnity: 365 Days.
Certified & Non-Certified Terrorism included.
Demolition/Increased Cost of Construction: $100,000,000.
Debris Removal: Greater of 25% of Physical Damage Loss or $50,000,000.
Flood / 100-year flood zone: $75,000,000 ea occ & aggregate, subj to $500,000 deductible ea bldg and $500,000 contents @ ea bldg.
Flood / Other locations: $100,000,000 ea occ & aggregate, subj to $50,000 deductible.
Named Windstorm including Flood as a result of Named Windstorm Deductible: 2% of TIV subj to $250,000 minimum.
Earthquake / CA: $75,000,000 ea occ & aggregate, subj to ded of 5% of TIV / $250,000 minimum.
Earthquake / AK,HI: $100,000,000 ea occ & aggregate, subj to ded of 2% of TIV/$250,000 minimum.
Earthquake / Pacific NW: $100,000,000 ea occ & aggregate, subj to ded of 3% of TIV/$250,000 minimum.
Earthquake / New Madrid States: $100,000,000 ea occ & agg, subj to ded of 2% of TIV/$250,000 minimum.
Earthquake / All other states: $100,000,000, subj to ded of $50,000.

Boiler & Machinery coverage included up to $100,000,000. Deductible: $50,000.

Certificate No : 570035096606

ACORD™ CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 06/24/2009

PRODUCER
Aon Risk Services South, Inc.
Atlanta GA Office
3565 Piedmont Rd NE,Blg1,#700
Atlanta GA 30305 USA

PHONE-(404) 261-3400 FAX-(404) 264-3002

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURED
Wells Mid-Horizon Value-Added Fund I, L
Attn: Brian Sammons
6200 The Corners Parkway
Atlanta GA 30392 USA

INSURERS AFFORDING COVERAGE		NAIC #
INSURER A:	Federal Insurance Company	20281
INSURER B:	National Union Fire Ins Co of Pittsburgh	19445
INSURER C:		
INSURER D:		
INSURER E:		

Holder Identifier : VAF

Certificate No : 570035097086

COVERAGES This certificate supersedes and replaces any previously issued certificate for the policy period noted below. Subject to all applicable policy terms and conditions of the policy.

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

LIMITS SHOWN ARE AS REQUESTED

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A		GENERAL LIABILITY [X] COMMERCIAL GENERAL LIABILITY [ ] CLAIMS MADE [X] OCCUR [X] Per Location Aggregate GEN'L AGGREGATE LIMIT APPLIES PER: [ ] POLICY [ ] PRO-JECT [X] LOC	74996133	03/01/09	03/01/10	EACH OCCURRENCE	$1,000,000
						DAMAGE TO RENTED PREMISES (Ea occurence)	$1,000,000
						MED EXP (Any one person)	$5,000
						PERSONAL & ADV INJURY	$1,000,000
						GENERAL AGGREGATE	$2,000,000
						PRODUCTS - COMP/OP AGG	$2,000,000
		AUTOMOBILE LIABILITY [ ] ANY AUTO [ ] ALL OWNED AUTOS [ ] SCHEDULED AUTOS [ ] HIRED AUTOS [ ] NON OWNED AUTOS				COMBINED SINGLE LIMIT (Ea accident)	
						BODILY INJURY (Per person)	
						BODILY INJURY (Per accident)	
						PROPERTY DAMAGE (Per accident)	
		GARAGE LIABILITY [ ] ANY AUTO				AUTO ONLY - EA ACCIDENT	
						OTHER THAN AUTO ONLY: EA ACC	
						AGG	
B		EXCESS/UMBRELLA LIABILITY [X] OCCUR [ ] CLAIMS MADE [ ] DEDUCTIBLE [X] RETENTION $10,000	BE5686374	03/01/09	03/01/10	EACH OCCURRENCE	$25,000,000
						AGGREGATE	$25,000,000
		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below				WC STATU-TORY LIMITS / OTH-ER	
						E.L. EACH ACCIDENT	
						E.L. DISEASE-EA EMPLOYEE	
						E.L. DISEASE-POLICY LIMIT	
		OTHER					

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS
Evidence of Coverage.

CERTIFICATE HOLDER
EVIDENCE OF COVERAGE
XXXXXXXXXXXXX
XXXXXXXXXXXXX
XXXXXXXXXXXX GA 30303 USA

CANCELLATION
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE *Aon Risk Services South Inc.*

ACORD CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 06/24/2009

PRODUCER
Aon Risk Services South, Inc.
Atlanta GA Office
3565 Piedmont Rd NE,Blg1,#700
Atlanta GA 30305 USA

PHONE-(404) 261-3400 FAX-(404) 264-3002

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURED
Wells Mid-Horizon Value-Added Fund I, L
Attn: Brian Sammons
6200 The Corners Parkway
Atlanta GA 30392 USA

INSURERS AFFORDING COVERAGE		NAIC #
INSURER A:	Federal Insurance Company	20281
INSURER B:	National Union Fire Ins Co of Pittsburgh	19445
INSURER C:		
INSURER D:		
INSURER E:		

Holder Identifier : VAF-I

Certificate No : 570035097062

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

LIMITS SHOWN ARE AS REQUESTED

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE(MM/DD/YY)	POLICY EXPIRATION DATE(MM/DD/YY)	LIMITS	
A		GENERAL LIABILITY [X] COMMERCIAL GENERAL LIABILITY [ ] CLAIMS MADE [X] OCCUR [X] Per Location Aggregate [ ] GEN'L AGGREGATE LIMIT APPLIES PER: [ ] POLICY [ ] PRO-JECT [X] LOC	74996133	03/01/09	03/01/10	EACH OCCURRENCE	$1,000,000
						DAMAGE TO RENTED PREMISES (Ea occurence)	$1,000,000
						MED EXP (Any one person)	$5,000
						PERSONAL & ADV INJURY	$1,000,000
						GENERAL AGGREGATE	$2,000,000
						PRODUCTS - COMP/OP AGG	$2,000,000
		AUTOMOBILE LIABILITY [ ] ANY AUTO [ ] ALL OWNED AUTOS [ ] SCHEDULED AUTOS [ ] HIRED AUTOS [ ] NON OWNED AUTOS				COMBINED SINGLE LIMIT (Ea accident)	
						BODILY INJURY (Per person)	
						BODILY INJURY (Per accident)	
						PROPERTY DAMAGE (Per accident)	
		GARAGE LIABILITY [ ] ANY AUTO				AUTO ONLY - EA ACCIDENT	
						OTHER THAN AUTO ONLY: EA ACC	
						AGG	
B		EXCESS/UMBRELLA LIABILITY [X] OCCUR [ ] CLAIMS MADE [ ] DEDUCTIBLE [X] RETENTION $10,000	BE5686374	03/01/09	03/01/10	EACH OCCURRENCE	$25,000,000
						AGGREGATE	$25,000,000
		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below				WC STATU-TORY LIMITS / OTH-ER	
						E.L. EACH ACCIDENT	
						E.L. DISEASE-EA EMPLOYEE	
						E.L. DISEASE-POLICY LIMIT	
		OTHER					

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS
Full Named Insured: Wells VAF-3000 Park Lane, LLC. LaSalle Bank National Association is Additional Insured as respects it interests in referenced location. Loan #9596864161.

CERTIFICATE HOLDER

LaSalle Bank National Association
Attn: Dylan Fant
P O Box 410008
Chicago, IL 60641-0008 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE *Aon Risk Services South Inc.*

ACORD™ CERTIFICATE OF LIABILITY INSURANCE DATE (MM/DD/YYYY) 06/24/2009

PRODUCER
Aon Risk Services South, Inc.
Atlanta GA Office
3565 Piedmont Rd NE,Blg1,#700
Atlanta GA 30305 USA

PHONE- (404) 261-3400 FAX- (404) 264-3002

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURED
Wells Mid-Horizon Value-Added Fund I, L
Attn: Brian Sammons
6200 The Corners Parkway
Atlanta GA 30392 USA

INSURERS AFFORDING COVERAGE		NAIC #
INSURER A:	Federal Insurance Company	20281
INSURER B:	National Union Fire Ins Co of Pittsburgh	19445
INSURER C:		
INSURER D:		
INSURER E:		

Holder Identifier : VAF-I

COVERAGES SIR applies per terms and conditions of the policy

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

LIMITS SHOWN ARE AS REQUESTED

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A		GENERAL LIABILITY [X] COMMERCIAL GENERAL LIABILITY [ ] CLAIMS MADE [X] OCCUR [X] Per Location Aggregate [ ] GEN'L AGGREGATE LIMIT APPLIES PER: [ ] POLICY [ ] PRO-JECT [X] LOC	74996133	03/01/09	03/01/10	EACH OCCURRENCE	$1,000,000
						DAMAGE TO RENTED PREMISES (Ea occurence)	$1,000,000
						MED EXP (Any one person)	$5,000
						PERSONAL & ADV INJURY	$1,000,000
						GENERAL AGGREGATE	$2,000,000
						PRODUCTS - COMP/OP AGG	$2,000,000
		AUTOMOBILE LIABILITY [ ] ANY AUTO [ ] ALL OWNED AUTOS [ ] SCHEDULED AUTOS [ ] HIRED AUTOS [ ] NON OWNED AUTOS				COMBINED SINGLE LIMIT (Ea accident)	
						BODILY INJURY (Per person)	
						BODILY INJURY (Per accident)	
						PROPERTY DAMAGE (Per accident)	
		GARAGE LIABILITY [ ] ANY AUTO				AUTO ONLY - EA ACCIDENT	
						OTHER THAN AUTO ONLY: EA ACC	
						AGG	
B		EXCESS / UMBRELLA LIABILITY [X] OCCUR [ ] CLAIMS MADE [ ] DEDUCTIBLE [X] RETENTION $10,000	BE5686374	03/01/09	03/01/10	EACH OCCURRENCE	$25,000,000
						AGGREGATE	$25,000,000
		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below				WC STATU-TORY LIMITS / OTH-ER	
						E.L. EACH ACCIDENT	
						E.L. DISEASE-EA EMPLOYEE	
						E.L. DISEASE-POLICY LIMIT	
		OTHER					

Certificate No : 570035097054

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS
Full Named Insured: Wells VAF-6000 Nathan Lane. LaSalle Bank National Association is Additional Insured as respects its interests in referenced location.

CERTIFICATE HOLDER

LaSalle Bank National Association
Attn: Dylan Fant
P O Box 410008
Chicago, IL 60641-0008 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE Aon Risk Services South Inc.

ACORD™ EVIDENCE OF COMMERCIAL PROPERTY INSURANCE

DATE (MM/DD/YYYY) 06/24/2009

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

PRODUCER NAME, CONTACT PERSON AND ADDRESS Aon Risk Services South, Inc. Atlanta GA Office 3565 Piedmont Rd NE, Blg1, #700 Atlanta GA 30305 USA PHONE (A/C, No, Ext): (404) 261-3400 FAX (A/C, No): (404) 264-3002 E-MAIL ADDRESS:	COMPANY NAME AND ADDRESS NAIC NO: 19437 Lexington Insurance Company 1200 Abernathy Road NE Bldg 600 Atlanta GA 30328 USA
CODE: SUB CODE:	IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH
AGENCY CUSTOMER ID #: 570000025815	
NAMED INSURED AND ADDRESS Wells Mid-Horizon Value-Added Fund I, L Attn: Brian Sammons 6200 The Corners Parkway Atlanta GA 30392 USA	LOAN NUMBER: POLICY NUMBER: 17727802 EFFECTIVE DATE: 3/1/2009 EXPIRATION DATE: 3/1/2010 CONTINUED UNTIL TERMINATED IF CHECKED: ☐
ADDITIONAL NAMED INSURED(S)	THIS REPLACES PRIOR EVIDENCE DATED

Holder Identifier: VAF

Certificate No : 570035096890

PROPERTY INFORMATION (Use additional sheets if more space is required)

LOCATION/DESCRIPTION
Evidence of Coverage.

COVERAGE INFORMATION

CAUSE OF LOSS FORM: BASIC ☐ BROAD ☐ SPECIAL X OTHER ☐

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE: $100,000,000 DED: $50,000

	YES	NO					
BUSINESS INCOME / RENTAL VALUE	X		If YES,	LIMIT:		X Actual Loss Sustained # of months: 12	
BLANKET COVERAGE			If YES, indicate amount of insurance on properties identified above:				
TERRORISM COVERAGE	X		Attach signed Disclosure Notice / DEC				
IS COVERAGE PROVIDED FOR "CERTIFIED ACTS" ONLY?	X		If YES,	SUB LIMIT:	$100,000,000	DED:	$50,000
IS COVERAGE A STAND ALONE POLICY?			If YES,	LIMIT:		DED:	
DOES COVERAGE INCLUDE DOMESTIC TERRORISM?			If YES,	SUB LIMIT:		DED:	
COVERAGE FOR MOLD			If YES,	LIMIT:		DED:	
MOLD EXCLUSION (If "YES", specify organization's form used)	X						
REPLACEMENT COST	X						
AGREED AMOUNT	X		Expiration Date:3/1/2010				
COINSURANCE			If YES,	X			
EQUIPMENT BREAKDOWN (If Applicable)			If YES,	LIMIT:		DED:	
LAW AND ORDINANCE - Coverage for loss to undamaged portion of building	X		If YES,	LIMIT:	$100,000,000	DED:	$50,000
- Demolition Costs Incr Cost of Construction	X		If YES,	LIMIT:	$100,000,000	DED:	$50,000
- Incr. Cost of Construction			If YES,	LIMIT:		DED:	
EARTHQUAKE (If Applicable)	X		If YES,	LIMIT:	$100,000,000	DED:	50000
FLOOD (If Applicable)	X		If YES,	LIMIT:	$100,000,000	DED:	50000
WIND / HAIL (If Separate Policy)			If YES,	LIMIT:		DED:	
PERMISSION TO WAIVE SUBROGATION PRIOR TO LOSS	X						

REMARKS - Including Special Conditions (Use additional sheets if more space is required)

See attached addendum for participating carriers and sublimits. All subject to policy terms, conditions, exclusions and various other deductibles where applicable.

CANCELLATION

THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

ADDITIONAL INTEREST

NAME AND ADDRESS EVIDENCE OF COVERAGE XXXXXXXXXX XXXXXXXXXX XXXXXXXXXXXX GA 30303 USA	LENDER SERVICING AGENT NAME AND ADDRESS
☐ MORTGAGEE ☐ ☐ LOSS PAYEE ☐	AUTHORIZED REPRESENTATIVE Aon Risk Services South, Inc.

ACORD 28 (2003/10)

INSURED

Wells Mid-Horizon Value-Added Fund I, L
Attn: Brian Sammons
6200 The Corners Parkway
Atlanta GA 30392 USA

Program Design - March 1, 2009 - 2010

The following insurer is affording coverage in the $5,000,000 Primary Layer:

100% Lexington Insurance Company, Pol #17727802

The following insurer is affording coverage in the $10MM xs $5MM layer:

100% Federal Insurance Company, Pol # 35891290

The following insurer is affording coverage in the $10MM xs $15MM layer:

100% Lexington Insurance Company, Pol # 17727802

The following insurers are affording coverage in the $25MM xs $25MM layer:

40% American Guarantee and Liability Ins Co, Pol # XPP9382327-00
13% XL Insurance America, Pol # US00007625PR09A
10.4% CVStarr (75% Lloyd's Pol #09SSP1329926002 / 25% Steadfast Pol #CPP9192712)
10% Allianz, Pol # CLP3010209
10% Tokio Marine & Nichido Fire Insurance Company Ltd, Pol # FDP4321856
10% North American Specialty, Pol # ERX0000007-00
6.6% GEP, Pol # GEP2280

The following insurers are affording coverage in the $50MM xs $50MM layer:

40% Empire Indemnity, Pol # 900147UX1
13% XL Insurance America, Pol # US00007625PR09A
10.4% CVStarr (75% Lloyd's Pol #09SSP1329926002 / 25% Steadfast Pol #CPP9192712)
10% Allianz, Pol # CLP3010209
10% Princeton E&S, Pol # 78A3XP0000157-01
10% North American Specialty, Pol # ERX0000007-00
6.6% GEP, Pol # GEP2280

INSURED

Wells Mid-Horizon Value-Added Fund I, L
Attn: Brian Sammons
6200 The Corners Parkway
Atlanta GA 30392 USA

Program Design - March 1, 2009 - 2010

Special Causes of Loss form. Replacement Cost Valuation. Agreed Amount/Coinsurance waived.
Business Income/Rents - included in Loss Limit. Actual Loss Sustained / Extended Period of Indemnity: 365 Days.
Certified & Non-Certified Terrorism included.
Demolition/Increased Cost of Construction: $100,000,000.
Debris Removal: Greater of 25% of Physical Damage Loss or $50,000,000.
Flood / 100-year flood zone: $75,000,000 ea occ & aggregate, subj to $500,000 deductible ea bldg and $500,000 contents @ ea bldg.
Flood / Other locations: $100,000,000 ea occ & aggregate, subj to $50,000 deductible.
Named Windstorm including Flood as a result of Named Windstorm Deductible: 2% of TIV subj to $250,000 minimum.
Earthquake / CA: $75,000,000 ea occ & aggregate, subj to ded of 5% of TIV / $250,000 minimum.
Earthquake / AK,HI: $100,000,000 ea occ & aggregate, subj to ded of 2% of TIV/$250,000 minimum.
Earthquake / Pacific NW: $100,000,000 ea occ & aggregate, subj to ded of 3% of TIV/$250,000 minimum.
Earthquake / New Madrid States: $100,000,000 ea occ & agg, subj to ded of 2% of TIV/$250,000 minimum.
Earthquake / All other states: $100,000,000, subj to ded of $50,000.

Boiler & Machinery coverage included up to $100,000,000. Deductible: $50,000.

Certificate No : 570035096890

ACORD. EVIDENCE OF COMMERCIAL PROPERTY INSURANCE

DATE (MM/DD/YYYY) 06/24/2009

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

PRODUCER NAME, CONTACT PERSON AND ADDRESS PHONE (A/C, No, Ext): (404) 261-3400 FAX (A/C, No): (404) 264-3002 E-MAIL ADDRESS: Aon Risk Services South, Inc. Atlanta GA Office 3565 Piedmont Rd NE,Blg1,#700 Atlanta GA 30305 USA	COMPANY NAME AND ADDRESS — NAIC NO: 19437 Lexington Insurance Company 1200 Abernathy Road NE Bldg 600 Atlanta GA 30328 USA
CODE: SUB CODE: AGENCY CUSTOMER ID #: 570000025815	IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH
NAMED INSURED AND ADDRESS Wells Mid-Horizon Value-Added Fund I, L Attn: Brian Sammons 6200 The Corners Parkway Atlanta GA 30392 USA	LOAN NUMBER: — POLICY NUMBER: 17727802 EFFECTIVE DATE: 3/1/2009 — EXPIRATION DATE: 3/1/2010 — ☐ CONTINUED UNTIL TERMINATED IF CHECKED
ADDITIONAL NAMED INSURED(S)	THIS REPLACES PRIOR EVIDENCE DATED

Holder Identifier:

Certificate No : 570035097431

PROPERTY INFORMATION (Use additional sheets if more space is required)

LOCATION/DESCRIPTION

Full Named Insured: Wells VAF-3000 Park Lane, LLC. LaSalle Bank National Association is Mortgagee/Loss Payee as respects its interests in referenced location. Loan #9596864161.

COVERAGE INFORMATION

CAUSE OF LOSS FORM: ☐ BASIC ☐ BROAD ☒ SPECIAL ☐ OTHER

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE: $100,000,000 — DED: $50,000

	YES	NO				
BUSINESS INCOME / RENTAL VALUE	X		If YES, LIMIT:		X Actual Loss Sustained # of months: 12	
BLANKET COVERAGE			If YES, indicate amount of insurance on properties identified above:			
TERRORISM COVERAGE	X		Attach signed Disclosure Notice / DEC			
IS COVERAGE PROVIDED FOR "CERTIFIED ACTS" ONLY?	X		If YES, SUB LIMIT:	$100,000,000	DED:	$50,000
IS COVERAGE A STAND ALONE POLICY?			If YES, LIMIT:		DED:	
DOES COVERAGE INCLUDE DOMESTIC TERRORISM?			If YES, SUB LIMIT:		DED:	
COVERAGE FOR MOLD			If YES, LIMIT:		DED:	
MOLD EXCLUSION (If "YES", specify organization's form used)	X					
REPLACEMENT COST	X					
AGREED AMOUNT	X		Expiration Date:3/1/2010			
COINSURANCE			If YES, %			
EQUIPMENT BREAKDOWN (If Applicable)			If YES, LIMIT:		DED:	
LAW AND ORDINANCE - Coverage for loss to undamaged portion of building	X		If YES, LIMIT:	$100,000,000	DED:	$50,000
- Demolition Costs Incr Cost of Construction	X		If YES, LIMIT:	$100,000,000	DED:	$50,000
- Incr. Cost of Construction			If YES, LIMIT:		DED:	
EARTHQUAKE (If Applicable)	X		If YES, LIMIT:	$100,000,000	DED:	50000
FLOOD (If Applicable)	X		If YES, LIMIT:	$100,000,000	DED:	50000
WIND / HAIL (If Separate Policy)			If YES, LIMIT:		DED:	
PERMISSION TO WAIVE SUBROGATION PRIOR TO LOSS	X					

REMARKS - Including Special Conditions (Use additional sheets if more space is required)

See attached addendum for participating carriers and sublimits. All subject to policy terms, conditions, exclusions and various other deductibles where applicable.

CANCELLATION

THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

ADDITIONAL INTEREST

NAME AND ADDRESS LaSalle Bank National Association Attn: Dylan Fant P.O. Box 410008 Chicago IL 60641-0008 USA	LENDER SERVICING AGENT NAME AND ADDRESS
X MORTGAGEE ☐ X LOSS PAYEE X Loan 9596864161	AUTHORIZED REPRESENTATIVE: Aon Risk Services South, Inc.

INSURED

Wells Mid-Horizon Value-Added Fund I, L
Attn: Brian Sammons
6200 The Corners Parkway
Atlanta GA 30392 USA

Program Design - March 1, 2009 - 2010

The following insurer is affording coverage in the $5,000,000 Primary Layer:

100% Lexington Insurance Company, Pol #17727802

The following insurer is affording coverage in the $10MM xs $5MM layer:

100% Federal Insurance Company, Pol # 35891290

The following insurer is affording coverage in the $10MM xs $15MM layer:

100% Lexington Insurance Company, Pol # 17727802

The following insurers are affording coverage in the $25MM xs $25MM layer:

40% American Guarantee and Liability Ins Co, Pol # XPP9382327-00
13% XL Insurance America, Pol # US00007625PR09A
10.4% CVStarr (75% Lloyd's Pol #09SSP1329926002 / 25% Steadfast Pol #CPP9192712)
10% Allianz, Pol # CLP3010209
10% Tokio Marine & Nichido Fire Insurance Company Ltd, Pol # FDP4321856
10% North American Specialty, Pol # ERX0000007-00
6.6% GEP, Pol # GEP2280

The following insurers are affording coverage in the $50MM xs $50MM layer:

40% Empire Indemnity, Pol # 900147UX1
13% XL Insurance America, Pol # US00007625PR09A
10.4% CVStarr (75% Lloyd's Pol #09SSP1329926002 / 25% Steadfast Pol #CPP9192712)
10% Allianz, Pol # CLP3010209
10% Princeton E&S, Pol # 78A3XP0000157-01
10% North American Specialty, Pol # ERX0000007-00
6.6% GEP, Pol # GEP2280

Certificate No : 570035097431

INSURED

Wells Mid-Horizon Value-Added Fund I, L
Attn: Brian Sammons
6200 The Corners Parkway
Atlanta GA 30392 USA

Program Design - March 1, 2009 - 2010

Special Causes of Loss form. Replacement Cost Valuation. Agreed Amount/Coinsurance waived.
Business Income/Rents - included in Loss Limit. Actual Loss Sustained / Extended Period of Indemnity: 365 Days.
Certified & Non-Certified Terrorism included.
Demolition/Increased Cost of Construction: $100,000,000.
Debris Removal: Greater of 25% of Physical Damage Loss or $50,000,000.
Flood / 100-year flood zone: $75,000,000 ea occ & aggregate, subj to $500,000 deductible ea bldg and $500,000 contents @ ea bldg.
Flood / Other locations: $100,000,000 ea occ & aggregate, subj to $50,000 deductible.
Named Windstorm including Flood as a result of Named Windstorm Deductible: 2% of TIV subj to $250,000 minimum.
Earthquake / CA: $75,000,000 ea occ & aggregate, subj to ded of 5% of TIV / $250,000 minimum.
Earthquake / AK,HI: $100,000,000 ea occ & aggregate, subj to ded of 2% of TIV/$250,000 minimum.
Earthquake / Pacific NW: $100,000,000 ea occ & aggregate, subj to ded of 3% of TIV/$250,000 minimum.
Earthquake / New Madrid States: $100,000,000 ea occ & agg, subj to ded of 2% of TIV/$250,000 minimum.
Earthquake / All other states: $100,000,000, subj to ded of $50,000.

Boiler & Machinery coverage included up to $100,000,000. Deductible: $50,000.

Certificate No : 570035097431